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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 14, 2005


                       NEW CENTURY MORTGAGE SECURITIES LLC


                     (as depositor under an Indenture, dated
                       as of June 24, 2005, providing for,
                        inter alia, the issuance of Asset
                          Backed Notes, Series 2005-3)


                       New Century Mortgage Securities LLC

             (Exact name of registrant as specified in its charter)
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
         Delaware                                      333-123395               41-2152421
         --------                                      ----------               ----------
(State or Other Jurisdiction                           (Commission              (I.R.S. Employer
of Incorporation)                                      File Number)             Identification Number)

18400 Von Karman, Suite 1000
Irvine, California                                                       92612
----------------------------------------------                           -----
(Address of Principal Executive Offices)                                 (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
                                                     --------------

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



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.        Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

         (a)      Financial Statements.

                  Not applicable.

         (b)      PRO FORMA Financial Information.

                  Not applicable.

         (c)      Exhibits


         25.1 Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

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
                                     ITEM 601(A) OF
                                     REGULATION S-K
      EXHIBIT NO.                     EXHIBIT NO.                                 DESCRIPTION
      -----------                     -----------                                 -----------
           1                              25.1                   Statement of Eligibility of Deutsche Bank National
                                                                 Trust Company on Form T-1 under the Trust Indenture
                                                                 Act of 1939 of a corporation designated to act as
                                                                 Trustee.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 14, 2005

                                      NEW CENTURY MORTGAGE SECURITIES LLC


                                      By: /s/ Kevin Cloyd
                                          -------------------------------
                                      Name:   Kevin Cloyd
                                      Title:  Executive Vice President




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                                INDEX TO EXHIBITS


    Exhibit No.                                 Description                                 Sequentially Numbered Page
    -----------                                 -----------                                 --------------------------
        25.1          Statement of  Eligibility of Deutsche Bank National Trust Company
                      on  Form  T-1  under  the  Trust  Indenture  Act  of  1939  of  a corporation designated to act as Trustee.

                                  EXHIBIT 25.1